Exhibit 10.24.2

EXECUTION VERSION

MAGNUM HUNTER RESOURCES CORP.

SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

THIS SECOND AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), which shall be effective on the first date that this Amendment has been executed by the Required Amendment Parties (as defined herein), is made by and among all of the following: (i) each of the Debtors; (ii) Second Lien Backstoppers holding 50.1% or more of the Second Lien Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under the Restructuring Support Agreement (the “Majority Second Lien Backstoppers”); and (iii) Noteholder Backstoppers holding 50.1% or more of the Noteholder Backstoppers’ aggregate DIP Financing commitment or their transferees pursuant to a valid transfer under the Restructuring Support Agreement (the “Majority Noteholder Backstoppers,” and, together with the Debtors and the Majority Second Lien Backstoppers, the “Required Amendment Parties”), and amends that certain Restructuring Support Agreement, dated as of December 15, 2015, by and among the Debtors and the Restructuring Support Parties, as amended pursuant to that certain First Amendment (the “First Amendment”) to the Restructuring Support Agreement, dated as of February 25, 2016 (the “Restructuring Support Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Restructuring Support Agreement.
RECITALS
WHEREAS, the Required Amendment Parties desire to amend the Restructuring Support Agreement to modify certain Milestones as provided in this Amendment;
WHEREAS, Section 4 of the Restructuring Support Agreement permits the Debtors to extend a Milestone with the express prior written consent of the Majority Second Lien Backstoppers and the Majority Noteholder Backstoppers;
WHEREAS, Section 26 of the Restructuring Support Agreement permits modifications, amendments, or supplements to the Restructuring Support Agreement with the consent of the Required Amendment Parties;
NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Required Amendment Parties hereby agree to amend the Restructuring Support Agreement as follows:

Amendment
1.Amendments to the Restructuring Support Agreement.

(a)	Section 4(h) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:
no later than April 8, 2016, the Bankruptcy Court shall have commenced the Confirmation Hearing;

(b)	Section 4(i) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:
no later than April 11, 2016, the Bankruptcy Court shall have entered the Confirmation Order; and

(c)	Section 4(j) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:
no later than April 18, 2016, the Debtors shall consummate the transactions contemplated by the Plan (the date of such consummation, the “Effective Date”), it being understood that the Debtors’ entry (as reorganized entities under the Plan) into the Exit Facility (as defined in the Term Sheet) and the satisfaction of the conditions precedent to the Effective Date (as set forth in the Exit Facility, the Plan, and the Term Sheet) shall be conditions precedent to the occurrence of the Effective Date.
2.Ratification. Except as specifically provided for in this Amendment and the First Amendment, no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Restructuring Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect. Notwithstanding the effective date of this Amendment, this Amendment constitutes a valid extension of the applicable Milestones set forth in Section 4 of the Restructuring Support Agreement, in accordance with the final paragraph of Section 4 of the Restructuring Support Agreement.

3.Effect of Amendment. This Amendment shall be effective upon the first date that this Amendment has been executed by each of the Required Amendment Parties. Following the effective date of this Amendment, whenever the Restructuring Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Restructuring Support Agreement as amended by this Amendment.

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4.Waiver of Certain Termination Rights. The extension or waiver of certain Milestones as set forth in this Amendment is being effectuated in accordance with Section 4 of the Restructuring Support Agreement, and, therefore, such extension or waiver shall not constitute a Restructuring Support Party Termination Event pursuant to Section 7(a) of the Restructuring Support Agreement, or any other breach by any of the Debtors or the Restructuring Support Parties under the Restructuring Support Agreement, including, without limitation, a breach of the Debtors’ commitments under Section 6 of the Restructuring Support Agreement.

[Signature pages follow.]

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MAGNUM HUNTER RESOURCES CORPORATION

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

ALPHA HUNTER DRILLING, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

BAKKEN HUNTER, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

BAKKEN HUNTER CANADA, INC.

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

ENERGY HUNTER SECURITIES, INC.

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

HUNTER AVIATION, LLC.

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

HUNTER REAL ESTATE, LLC.

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

MAGNUM HUNTER MARKETING, LLC.
By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

MAGNUM HUNTER PRODUCTION, INC.

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES GP, LLC.

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

MAGNUM HUNTER RESOURCES, LP

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

MAGNUM HUNTER SERVICES, LLC
By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

NGAS GATHERING, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

NGAS HUNTER, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

PRC WILLISTON, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

SHALE HUNTER, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

TRIAD HOLDINGS, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

TRIAD HUNTER, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

VIKING INTERNATIONAL RESOURCES CO., INC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

WILLISTON HUNTER ND, LLC

By:    /s/ Joseph C. Daches
Name:     Joseph C. Daches
Title:    Chief Financial Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies - NDT
Senior Loan Fund L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies -
Specialty Loan VG Fund, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

Highbridge Specialty Loan Institutional
Holdings Limited
By: Highbridge Principal Strategies, LLC its Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

HPS Specialty Loan Sector D Investment
Fund, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

Highbridge Aiguilles Rouges Sector A
Investment Fund, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies -
Specialty Loan Institutional Fund III,
L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

Highbridge Principal Strategies -
Specialty Loan Fund III, L.P.
By: Highbridge Principal Strategies, LLC its Investment Manager

By: /s/ Jeffrey Fitts
Name: Jeffrey Fitts
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

GOLDMAN SACHS ASSET
MANAGEMENT, L.P., on behalf of its
participating funds and accounts listed on
Schedule A

By: /s/ Jean Joseph
Name: Jean Joseph
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

FIFTH STREET STATION LLC, on behalf
of itself and the funds it manages

By: /s/ Sean Meeker
Name: Sean Meeker
Title: Analyst

[Signature Page - Second Amendment to Restructuring Support Agreement]

Schedule A

[On file with the Administrative Agent]

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Wingspan Master Fund, LP
By: Wingspan GP, LLC, its General
Partner

By: /s/ Brandon Driscoll
Name: Brandon Driscoll
Title: COO/CFO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

CVC EUROPEAN CREDIT
OPPORTUNITIES S.A R.L. ACTING IN
RESPECT OF ITS COMPARTMENT A

By: /s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

CVC Global Credit Opportunities Master
Fund, L.P.

By: /s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

CVC Credit Partners Global Special
Situations Holdings, L.P.

By: /s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

CVC European Credit Opportunities (No.
8) S.a.r.l.

By: /s/ Jennifer Patrickakos
Name: Jennifer Patrickakos
Title: Managing Director

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Kayne Energy Credit Opportunities, L.P.

By: Kayne Anderson Capital Advisors,
L.P., as general partner

By: /s/ Michael O'Neil
Name: Michael O'Neil
Title: Chief Compliance Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Young Men's Christian Association
Retirement Fund

By: Kayne Anderson Capital Advisors,
L.P., as investment manager

By: /s/ Michael O'Neil
Name: Michael O'Neil
Title: Chief Compliance Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Kayne Anderson Capital Income Partners
(QP), L.P.

By: Kayne Anderson Capital Advisors,
L.P., as general partner

By: /s/ Michael O'Neil
Name: Michael O'Neil
Title: Chief Compliance Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Kayne Anderson Income Partners, L.P.

By: Kayne Anderson Capital Advisors,
L.P., as general partner

By: /s/ Michael O'Neil
Name: Michael O'Neil
Title: Chief Compliance Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Kaiser Foundation Hospitals

By: Kayne Anderson Capital Advisors,
L.P., as investment manager

By: /s/ Michael O'Neil
Name: Michael O'Neil
Title: Chief Compliance Officer

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Farmstead Master Fund, Ltd.

By: /s/ Michael Scott
Name: Michael Scott
Title: Managing Member

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

OC 530 Offshore Fund, Ltd.

By: /s/ Graham Quigley
Name: Graham Quigley
Title: Director/CFO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Raging Capital Master Fund, Ltd.

By: /s/ Frederick C. Wasch
Name: Frederick C. Wasch
Title: CFO, Raging Capital Management,
Investment Manager of Raging Capital
Master Fund, Ltd.

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Third Point Offshore Master Fund L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Third Point Partners L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Third Point Ultra Master Fund L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Third Point Qualified L.P.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Third Point Reinsurance Company Ltd.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Third Point Reinsurance USA Ltd.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO

[Signature Page - Second Amendment to Restructuring Support Agreement]

LENDER:

Lyxor/Third Point Fund Ltd.

By: /s/ James P. Gallagher
Name: James P. Gallagher
Title: CAO of the Investment Manager

[Signature Page - Second Amendment to Restructuring Support Agreement]